UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amendment No. 1 to the Base Indenture
On March 11, 2026, Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (together, the “Co-Issuers”, and each a wholly-owned subsidiary of Driven Brands Holdings Inc. (the Company”)) entered into Amendment No. 1 (“Amendment No. 1 to the Base Indenture”) to the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary (the “Trustee”).
Amendment No. 1 to the Base Indenture amended the Base Indenture to extend the deadlines for certain deliverables and to clarify certain other requirements following the occurrence of a re-issuance restatement of the Co-Issuers’ financial statements.
Amendment No. 1 to the Base Indenture does not modify in any respect the requirement under Section 4.1(i)(ii) of the Base Indenture for the Company to deliver its Annual Report on Form 10-K for fiscal year ended December 27, 2025 (the “Form 10-K”) to the Trustee by April 26, 2026. The Company expects to comply with this requirement.
The foregoing description of Amendment No. 1 to the Base Indenture is qualified in its entirety by reference to the full text of Amendment No. 1 to the Base Indenture, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.
Forward-Looking Statements
This filing contains a number of forward-looking statements. Words such as “intends,” “expect,” or “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the timing of the filing of the Form 10-K. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to file the Form 10-K by April 26, 2026. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to the Second Amended and Restated Base Indenture, dated as March 11, 2026, among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: March 11, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer